UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2007
Date of Report (Date of earliest event reported)

NEXTGEN BIOSCIENCE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51935	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 3.19, 130 Shaftesbury Avenue,
London, England	W1D 5EU
(Address of principal executive offices)	(Zip Code)

+ 44 (0) 20 7031 1189
(Registrant's telephone number, including area code)

INFRABLUE (US) INC.
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Name Change

Effective October 26, 2007, Infrablue (US) Inc. (“we” or the “Company”), a Nevada corporation, merged with its wholly-owned subsidiary, NextGen Bioscience Inc., a company incorporated pursuant to the laws of the State of Nevada, pursuant to Articles of Merger filed by the Company with the Nevada Secretary of State, to effect a name change of the Company to “NextGen Bioscience Inc.” to reflect a proposed change in our principal business to a company focused in the biotechnology industry, as disclosed in our Current Report on Form 8-K filed October 17, 2007 with the Securities and Exchange Commission. The merger was in the form of a parent/subsidiary merger, with the Company as the surviving corporation. Pursuant to the Nevada Revised Statutes, shareholder approval of the merger was not required. Upon completion of the merger, the Company’s name was changed from “InfraBlue (US) Inc.” to “NextGen Bioscience Inc.” and the Company’s Articles of Incorporation have been amended to reflect this name change.

In connection with this name change to NextGen Bioscience Inc., as of October 29, 2007, the Company has the following new CUSIP number and trading symbol:

New CUSIP Number: 65338N 105
New Trading Symbol: NXGB

Forward Stock Split

Effective October 26, 2007 and with a distribution date of October 30, 2007, the Company increased its authorized and issued and outstanding share capital on a four (4) new shares for one (1) old share basis (the “Forward Stock Split”).

As a result, our authorized common stock capital was increased from 100,000,000 shares to 400,000,000 shares of common stock and our issued and outstanding common stock was increased from 28,724,392 shares to 114,897,568 shares of common stock. The par value of our shares of common stock of $0.001 per share was not affected. We have filed a Certificate of Change to our Articles of Incorporation with the Nevada Secretary of State to reflect the Forward Stock Split.

New share certificates representing the post-split shares will be mailed to our registered shareholders on or about November 1, 2007.

The Company is ascribing no monetary value to the Forward Stock Split. Accordingly, there should be no tax payable by Canadian or U.S. shareholders as a result of the Forward Stock Split. However, shareholders are advised to contact their own tax advisors.

Investors are cautioned that trading in the securities of the Company should be considered highly speculative. No exchange, over-the-counter market or regulatory authority has in any way passed upon the merits of the Forward Stock Split or has either approved or disapproved of the contents of this Current Report.

Item 9.01          Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired.

Not applicable.

(b)          Pro forma Financial Information.

Not applicable.

(c)          Shell Company Transaction.

Not applicable.

(d)          Exhibits.

Exhibit	Description

3.1	Articles of Merger

3.2	Certificate of Change

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTGEN BIOSCIENCE INC.

/s/ Mitchell Johnson

Date: October 31, 2007	By:
Mitchell Johnson
President and Chief Executive Officer